Exh 10.2

INVESTORS FINANCIAL SERVICES CORP.

1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

AMENDED AND RESTATED AS OF FEBRUARY 12, 2002

           1.          Purpose.  This Non-Qualified Stock Option Plan, to be known as the 1995 Non-Employee Director Stock Option Plan (hereinafter, this “Plan”) is intended to promote the interests of Investors Financial Services Corp. (hereinafter, the “Company”) by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the “Board”).

           2.          Available Shares.  The total number of shares of Common Stock, par value $.01 per share, of the Company (the “Common Stock”) for which options may be granted under this Plan shall not exceed 400,000 shares, subject to adjustment in accordance with paragraph 12 of this Plan.  Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company.  If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan. If, in accordance with the Plan, an optionee uses shares of common stock of the Company to pay the exercise price of an Option, only the number of shares issued net of shares tendered in payment of such exercise price shall be deemed to be issued for purposes of determining the maximum number of shares available under the Plan.

           3.          Administration.  This Plan shall be administered by the Board or by a committee appointed by the Board (the “Committee”).  In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan.  In such event, the word “Committee” wherever used herein shall be deemed to mean the Board.  The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.  No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

           4.          Automatic Grant of Options. Subject to the availability of shares under this Plan,  each person who is a member of the Board immediately after the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) and who is not an employee or officer of the Company (a “Non-Employee Director”) shall be automatically  granted, on the date of such Annual Meeting, without further action by the Board, an option to purchase 2,500 shares of the Common Stock.  The grant shall be automatic and nondiscretionary.

           5.          Election to Receive Stock Options.  In addition to the automatic grant of options under Section 4, subject to the availability of shares under this Plan, each Non-Employee Director may make an election (the “Election”) to receive, in lieu of his or her cash retainer, options to acquire shares of Common Stock.  The Election must be in writing and must be delivered to the Secretary of the Company at least six months prior to the scheduled payment date of the cash retainer which it is intended to replace.

           (a)         Any Election shall be irrevocable for six months and may only be revoked after such six-month period by a written revocation which shall take effect six months after receipt of such revocation by the Company.

           (b)        Each Non-Employee Director who elects to receive options in lieu of his or her cash retainer shall be granted an option to purchase shares on the first day of each calendar quarter provided that at least six months has lapsed since the Election.  The total number of shares of stock to be covered by the option shall be equal to the quotient obtained by dividing the cash retainer by the value of an option on the date of grant as determined using the Black-Scholes model.

           6.          Reload Options.  If an optionee makes payment for the exercise of an option granted hereunder through the delivery to the Company of shares of the Company’s Common Stock pursuant to paragraph 11(b) of this Plan, such optionee shall be granted automatically a new “reload” stock option.  Such new “reload” stock option shall (i) be an option to purchase the number of shares provided as consideration for the exercise price in connection with the exercise of the original stock option, (ii) have a per share exercise price equal to the fair market value of such shares as of the date of exercise of the original stock option, (iii) be immediately exercisable and have a term of ten years from the date of the original stock option, and (iv) otherwise have the same terms and conditions as the original stock option, except that it will not provide for the automatic grant of additional reload stock options upon its exercise.

           7.          Option Price.  The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted.  The option price will be subject to adjustment in accordance with the provisions of paragraph 12 of this Plan.  For purposes of this Plan, if, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the date of grant or, if prices or quotes are unavailable for such date, the last business day for which such prices or quotes are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market List.  Notwithstanding, the purchase price of the stock underlying the options granted upon the pricing of the Company’s initial public offering pursuant to Section 4(a)(ii) above shall be the initial public offering price of the Company’s Common Stock.  However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

           8.          Period of Option.  Unless sooner terminated in accordance with the provisions of paragraph 10 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.  Notwithstanding, options granted prior to January 12, 1999 shall expire on the date which is five (5) years after the date of grant.

           9.          (a)         Vesting of Shares and Non-Transferability of Options.  Options granted under this Plan shall not be exercisable until they become vested.  Options granted under Section 4 of this Plan shall vest in the optionee and thus become exercisable in 36 equal monthly installments beginning on the date of grant, provided that the optionee has continuously served as a member of the Board through such vesting date.  Options granted under Section 5 of this Plan shall vest in the optionee and thus become exercisable on the date of grant.

           The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

                        (b)        Non-transferability.  Except as set forth below, (i) no option granted pursuant to this Plan shall be transferable by any grantee other than by will or by the laws of descent and distribution and (ii) options granted pursuant to this Plan may be exercised during the grantee's lifetime only by the grantee (or, if the grantee is disabled and so long as the option remains exercisable, by the grantee's duly appointed guardian or other legal representative).  However, a grantee may transfer an option granted pursuant to this Plan pursuant to a valid domestic relations order or to, or for the benefit of, family members or to other persons for estate planning purposes.  Following any such transfer, any such option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and references to a grantee, to the extent relevant in the context, shall include references to authorized transferees.  The events and consequences of the grantee ceasing to be a member of the Board set forth in a grantee's agreement pursuant to which such option is granted shall continue to be applied and triggered with reference to the original grantee, following which the option shall be exercisable by the transferee only to the extent and for the periods specified in such agreement.

           10.        Termination of Option Rights.

                        (a)         In the event an optionee ceases to be a member of the Board for any reason other than retirement, death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; and any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board shall remain exercisable until the scheduled expiration date of the option.

                        (b)        In the event an optionee ceases to be a member of the Board by reason of his or her retirement, the Board may, but shall not be obligated to, accelerate and fully vest all unvested options held by the retiring optionee.  If the Board determines to accelerate the retiring optionee’s unvested options, all unexercised options shall be exercisable by the optionee until the scheduled expiration date of the option.

                        (c)         In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee’s personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

           11.        Exercise of Option.  Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to the Company, at its principal executive offices, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares.  Payment may be (a) in United States dollars in cash or by check, (b)  through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant’s direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above.  There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares.  The Company’s transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full.  The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

           12.        Adjustments Upon Changes in Capitalization and Other Events.  Upon the occurrence of any of the following events, an optionee’s rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

                                             (a)         Stock Dividends and Stock Splits.  If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock set forth in Section 4 hereof and the number of shares of Common Stock deliverable upon the exercise of outstanding options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

                                             (b)        Recapitalization Adjustments.  If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full 15 days prior to the effective date of such event.  In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, to the extent permitted by Rule 16b-3 under the Securities Exchange Act of 1934, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made.  Notwithstanding the foregoing, no such adjustment shall be made which would, within the meaning of any applicable provisions of the Internal Revenue Code of 1986, as amended, constitute a modification, extension or renewal of any Option or a grant of additional benefits to the holder of an Option.

                                             (c)         Issuances of Securities.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options.  No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

                                             (d)        Adjustments.  Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraphs 2, 4, 5 and 6 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events.  The Board shall determine the specific adjustments to be made under this paragraph 12 and its determination shall be conclusive.

           13.        Restrictions on Issuance of Shares.  Notwithstanding the provisions of paragraphs 4, 5, 6 and 12 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

                                            (i)           The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

                                           (ii)           Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company’s outstanding Common Stock is then listed.

           14.        Legend on Certificates.  The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company’s transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

           15.        Representation of Optionee.  If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

           16.        Option Agreement.  Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted.  The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

           17.        Termination and Amendment of Plan.  Options may no longer be granted under this Plan after October 1, 2005, and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding.  The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the maximum number of shares for which options may be granted under this Plan (except by adjustment pursuant to Section 12), (b) materially modify the requirements as to eligibility to participate in this Plan, (c) materially increase benefits accruing to option holders under this Plan or (d) amend this Plan in any manner which would cause Rule 16b-3 under the Securities Exchange Act (or any successor or amended provision thereof) to become inapplicable to this Plan; and provided further that the provisions of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) under the Securities Exchange Act of 1934 (including without limitation, provisions as to eligibility, amount, price and timing of awards) may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.  Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

           18.        Withholding of Income Taxes.  Upon the exercise of an option, the Company, in accordance with Section 3402(a) of the Internal Revenue Code, may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includible in the optionee’s gross income.

           19.        Compliance with Regulations.  It is the Company’s intent that the Plan comply in all respects with Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor or amended provision thereof) and any applicable Securities and Exchange Commission interpretations thereof.  If any provision of this Plan is deemed not to be in compliance with Rule 16b-3, the provision shall be null and void.

           20.        Governing Law.  The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the principles of conflicts of law thereof.